EXHIBIT 99.1

Colony Bankcorp, Inc. Announces First Quarter Results

FITZGERALD, Ga., April 25, 2008 (PRIME NEWSWIRE) -- Colony Bankcorp, Inc. (Nasdaq:CBAN), today reported quarterly net income of $2,213,000 for the first quarter of 2008, down 10.55 percent from first quarter 2007 net income of $2,474,000. The reduction in earnings was primarily the result of net interest income decreasing to $9,605,000 in first quarter 2008 from $10,451,000 in the same year ago period. This reduction ties directly to the aggressive posture taken by the Federal Reserve to combat the downturn in the real estate market and recessionary fears as they lowered interest rates 100 basis points during the last four months of 2007 and 200 basis points during first quarter 2008. The significant rate reduction along with sluggish loan activity resulted in Colony's net interest margin declining to 3.44 percent for first quarter 2008 compared to 3.70 percent for first quarter 2007. The reduction in net interest income was partially offset by an increase in non-interest income to $2.37 million for first quarter 2008 compared to $2.11 million for the same year ago period, a decrease in non-interest expense to $7.76 million for first quarter 2008 compared to $7.91 million for the same year ago period and a reduction in income tax expense to $0.94 million for first quarter 2008 compared to $1.26 million for the same year ago period. Diluted earnings per share for the quarter were $0.31 compared to $0.34 for the same year ago period or a decrease of 8.82 percent. Annualized return on assets for the quarter were 0.74 percent and return on equity was 10.38 percent, compared to 0.82 percent and 12.76 percent for the same year ago period, respectively.

"In response to market conditions, the Company continues to closely monitor our real estate dependent loans throughout the company and focus on asset quality during this economic downturn," said Al D. Ross, Chief Executive Officer of Colony Bankcorp. Non-performing assets increased to $18.2 million, or 1.92 percent of total loans and other real estate owned as of March 31, 2008. This compares to 16.35 million, or 1.73 percent as of December 31, 2007 and to $8.04 million or 0.86 percent of total loans and other real estate owned as of March 31, 2007. The loan loss reserve of $15.22 million on March 31, 2008 was 1.61 percent of total loans compared to $15.51 million or 1.64 percent on December 31, 2007 and 12.17 million or 1.31 percent on March 31, 2007. First quarter 2008 loan loss provisions were $1.07 million compared to $0.91 million for the same period in 2007. Net charge-offs for the quarter were 0.14 percent of average loans, up from 0.08 percent for the first quarter of 2007. Ross added, "Management believes that recent contributions to Allowance for Loan Losses adequately addresses the increase in non-performing assets and the related increase in classified assets. With our senior management's on-going involvement with problem loan resolution, overall strong capital position and increased loan loss provisions, we believe we are well positioned to manage through this difficult credit cycle."

The Company had total assets of $1,185,226,000, gross loans of $943,412,000, total deposits of $993,556,000 and total equity of $86,014,000 at March 31, 2008. Shareholder equity to total assets improved to 7.26 percent on March 31, 2008 compared to 6.59 percent on March 31, 2007 -- the strongest Company capital levels in recent years.

During the quarter the board of directors increased the quarterly cash dividend to $0.0975 per share compared to $0.095 per share in the fourth quarter of 2007 and to the cash dividend of $0.0875 per share in the first quarter of 2007. The first quarter dividend payment represents an increase of 11.43 percent over the dividend payment in first quarter 2007.

Colony Bankcorp, Inc. is a multi-bank holding company headquartered in Fitzgerald, Georgia that consists of the following subsidiaries: Colony Bank of Fitzgerald, Colony Bank Wilcox, Colony Bank Ashburn, Colony Bank of Dodge County, Colony Bank Worth, Colony Bank Southeast, Colony Bank Quitman, FSB, Georgia First Mortgage Company and Colony Management Services, Inc. The Company conducts a general full service commercial, consumer and mortgage banking business through twenty-nine offices located in the middle and south Georgia cities of Fitzgerald, Warner Robins, Centerville, Ashburn, Leesburg, Cordele, Albany, Thomaston, Columbus, Sylvester, Tifton, Moultrie, Douglas, Broxton, Savannah, Eastman, Chester, Soperton, Rochelle, Pitts, Quitman and Valdosta, Georgia.

Colony Bankcorp, Inc. Common Stock is quoted on the Nasdaq National Market under the symbol "CBAN".

Certain statements contained in the preceding release that are not statements of historical fact constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (the "Act"), notwithstanding that such statements are not specifically identified. In addition, certain statements may be contained in the Company's future filings with the SEC, in press releases, and in oral and written statements made by or with the approval of the Company that are not statements of historical fact and constitute forward-looking statements within the meaning of the Act. Examples of forward-looking statements include, but are not limited to: (i) projections of revenues, income or loss, earnings or loss per share, the payment or nonpayment of dividends, capital structure and other financial items; (ii) statement of plans and objectives of Colony Bankcorp, Inc. or its management or Board of Directors, including those relating to products or services; (iii) statements of future economic performance; and (iv) statements of assumptions underlying such statements. Words such as "believes," "anticipates," "expects," "intends," "targeted" and similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements.

Forward-looking statements involve risks and uncertainties that may cause actual results to differ materially from those in such statements. Forward-looking statements speak only as of the date on which such statements are made. The Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made, or to reflect the occurrence of unanticipated events. Readers are cautioned not to place undue reliance on these forward-looking statements.

                           COLONY BANKCORP, INC.
                      FINANCIAL HIGHLIGHTS (UNAUDITED)
                DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA

                                 QUARTER ENDED          YEAR-TO-DATE
   EARNINGS SUMMARY          03/31/08   03/31/07    03/31/08   03/31/07
                             --------   --------    --------   --------
 Net Interest Income          $9,605     $10,451     $9,605     $10,451
 Provision for Loan Losses     1,071         914      1,071         914
 Non-interest Income           2,371       2,110      2,371       2,110
 Non-interest Expense          7,757       7,909      7,757       7,909
 Income Taxes                    935       1,264        935       1,264
 Net Income                    2,213       2,474      2,213       2,474
 Operating Income              1,837       2,353      1,837       2,353

                               QUARTER ENDED          YEAR-TO-DATE
   PER SHARE SUMMARY       03/31/08    03/31/07   03/31/08    03/31/07
                           --------    --------   --------    --------
 Common Shares Outstanding 7,216,113   7,204,775  7,216,113   7,204,775
 Weighted Average Diluted
  Shares                   7,191,861   7,194,741  7,191,861   7,194,741
 Net Income Per Weighted
  Average Diluted Shares       $0.31       $0.34      $0.31       $0.34
 Operating Income Per
  Weighted Average Diluted
  Shares                       $0.25       $0.33      $0.25       $0.33
 Dividends Declared Per
  Share                      $0.0975     $0.0875    $0.0975     $0.0875

                               QUARTER ENDED           YEAR-TO-DATE
   OPERATING RATIOS (1)     03/31/08    03/31/07   03/31/08    03/31/07
                            --------    --------   --------    --------
 Net Interest Margin (a)       3.44%       3.70%      3.44%       3.70%
 Return on Average Assets
  Based on Net Income          0.74%       0.82%      0.74%       0.82%
 Return on Average Assets
  Based on Operating Income    0.62%       0.78%      0.62%       0.78%
 Return on Average Equity
  Based on Net Income         10.38%      12.76%     10.38%      12.76%
 Return on Average Equity
  Based on Operating Income    8.62%      12.13%      8.62%      12.13%
 Efficiency (b)               64.27%      62.57%     64.27%      62.57%

                              QUARTER ENDED
    ENDING BALANCES        03/31/08    03/31/07
                           --------    --------
 Total Assets             $1,185,226  $1,191,407
 Loans Held for Sale              --         335
 Loans, Net of Reserves      927,958     917,649
 Allowance for Loan Losses    15,220      12,170
 Goodwill                      2,412       2,412
 Intangible Assets               393         429
 Deposits                    993,556   1,024,632
 Stockholders' Equity         86,014      78,553
 Book Value Per Share         $11.92      $10.90
 Tangible Book Value Per
  Share                       $11.53      $10.51
 Shareholders' Equity to
  Total Assets                  7.26%       6.59%

                              QUARTER ENDED           YEAR-TO-DATE
   AVERAGE BALANCES       03/31/08    03/31/07    03/31/08    03/31/07
                          --------    --------    --------    --------
 Total Assets            $1,190,063  $1,204,804  $1,190,163  $1,204,804
 Loans, Net of Reserves     931,352     915,712     931,352     915,712
 Deposits                   998,685   1,033,322     998,685   1,033,322
 Stockholders' Equity        85,260      77,562      85,260      77,562

                              QUARTER ENDED           YEAR-TO-DATE
   ASSET QUALITY          03/31/08    03/31/07    03/31/08    03/31/07
                          --------    --------    --------    --------
 Nonperforming Loans       $14,438      $6,476     $14,438      $6,476
 Nonperforming Assets       18,196       8,039      18,196       8,039
 Net Loan Chg-offs
  (Recoveries)               1,364         733       1,364         733
 Reserve for Loan Loss
  to Gross Loans              1.61%       1.31%       1.61%       1.31%
 Reserve for Loan Loss
  to Non-performing Loans   105.42%     187.92%     105.42%     187.92%
 Reserve for Loan Loss
 to Non-performing Assets    83.64%     151.39%      83.64%     151.39%
 Net Loan Chg-offs
  (Recoveries) to Avg.
  Gross Loans                 0.14%       0.08%       0.14%       0.08%
 Nonperforming Loans to
  Gross Loans                 1.53%       0.70%       1.53%       0.70%
 Nonperforming Assets to
  Total Assets                1.54%       0.67%       1.54%       0.67%
 Nonperforming Assets to
  Gross Loans And Other
  Real Estate                 1.92%       0.86%       1.92%       0.86%
   (1) Annualized.
   (a) Computed using fully taxable-equivalent net income.
   (b) Computed by dividing non-interest expense by the sum of fully taxable- Equivalent net interest income and non-interest income.

 Quarterly Comparative Data (in thousands, except per share data)

               1Q2008       4Q2007      3Q2007      2Q2007      1Q2007

 Assets      $1,185,226  $1,208,776  $1,213,270  $1,203,777  $1,191,407
 Loans          927,958     929,465     954,066     940,786     917,984
 Deposits       993,556   1,018,602   1,018,755   1,021,743   1,024,632
 Equity          86,014      83,743      82,921      79,858      78,553
 Net Income       2,213         752       2,619       2,702       2,474
 Net Income
  Per Share        0.31        0.10        0.36        0.38        0.34
 Dividends
  Declared
  Per Share      0.0975       0.095      0.0925        0.09      0.0875

 Key Performance
   Ratios         1Q2008      4Q2007      3Q2007      2Q2007     1Q2007

 Return on
  Assets           0.74%       0.25%       0.87%       0.91%      0.82%
 Return on
  Equity          10.38%       3.58%      12.87%      13.58%     12.76%
 Equity/Assets     7.26%       6.94%       6.83%       6.63%      6.59%
 Net Interest
  Margin           3.44%       3.64%       3.81%       3.86%      3.70%

 Consolidated Balance Sheets Colony Bankcorp, Inc.
 (in thousands)
                                        Mar. 31, 2008      Mar. 31, 2007
                                        -------------      -------------
                                          (unaudited)       (unaudited)
 ASSETS
 Cash and Cash Equivalents
   Cash and Due from Banks                  $24,457            $21,583
   Federal Funds Sold                        12,697             35,004
                                         ----------         ----------
                                             37,154             56,587
                                         ----------         ----------
 Interest-Bearing Deposits                    1,279              2,810
                                         ----------         ----------
 Investment Securities
   Available for Sale, at Fair Value        156,004            156,028
   Held for Maturity, at Cost
    (Fair Value of $73 and $73 as of
    Mar. 31, 2008 and Mar. 31, 2007,
    Respectively)                                68                 73
                                         ----------         ----------
                                            156,072            156,101
                                         ----------         ----------
 Federal Home Loan Bank Stock,
  at Cost                                     5,395              4,903
                                         ----------         ----------
 Loans Held for Sale                             --                335
                                         ----------         ----------
 Loans                                      943,412            930,250
   Allowance for Loan Losses                (15,220)           (12,170)
   Unearned Interest and Fees                  (234)              (431)
                                         ----------         ----------
                                            927,958            917,649
                                         ----------         ----------
 Premises and Equipment                      28,527             27,268
                                         ----------         ----------
 Other Real Estate                            3,758              1,563
                                         ----------         ----------
 Goodwill                                     2,412              2,412
                                         ----------         ----------
 Other Intangible Assets                        393                429
                                         ----------         ----------
 Other Assets                                22,278             21,350
                                         ----------         ----------
 Total Assets                            $1,185,226         $1,191,407
                                         ==========         ==========

 LIABILITIES AND STOCKHOLDERS' EQUITY

 Deposits
   Noninterest-Bearing                      $76,600            $76,702
   Interest-Bearing                         916,956            947,930
                                         ----------         ----------
                                            993,556          1,024,632
                                         ----------         ----------
 Borrowed Money
   Federal Funds Purchased                    2,917                480
   Subordinated Debentures                   24,229             24,229
   Other Borrowed Money                      70,900             55,000
                                         ----------         ----------
                                             98,046             79,709
                                         ----------         ----------

 Other Liabilities                            7,610              8,513
                                         ----------         ----------

 Stockholders' Equity
   Common Stock, Par Value $1,
    Authorized 20,000,000 Shares,
    Issued 7,216,113 and 7,204,775
    Shares as of Mar. 31, 2008
    and Mar. 31, 2007, Respectively           7,216              7,205
   Paid in Capital                           24,601             24,503
   Retained Earnings                         53,596             48,013
   Restricted Stock- Unearned
    Compensation                               (410)              (478)
   Accumulated Other Comprehensive
    Loss, Net of Tax                          1,011               (690)
                                         ----------         ----------
                                             86,014             78,553
                                         ----------         ----------
 Total Liabilities and Stockholders'
  Equity                                 $1,185,226         $1,191,407
                                         ==========         ==========

 Consolidated Statements of Income Colony Bankcorp, Inc.
 (in thousands except per share data)

                                    Quarter             Year-to-Date
                               Three Months Ended   Twelve Months Ended
                              03/31/08   03/31/07   03/31/08   03/31/07
                             ---------  ---------  ---------  ---------
                            (unaudited)(unaudited)(unaudited)(unaudited)
 Interest Income
   Loans, Including Fees       $18,351    $19,768    $18,351    $19,768
   Federal Funds Sold              155        631        155        631
   Deposits with Other Banks        11         41         11         41
   Investment Securities
     U.S. Government Agencies    1,679      1,544      1,679      1,544
     State, County and
      Municipal                    138        134        138        134
     Corporate Obligations/
      Asset-Backed Sec.             94         63         94         63
   Dividends on Other
    Investments                     84         76         84         76
                             ---------  ---------  ---------  ---------
                                20,512     22,257     20,512     22,257
                             ---------  ---------  ---------  ---------
 Interest Expense
   Deposits                      9,672     10,607      9,672     10,607
   Federal Funds Purchased          27          6         27          6
   Borrowed Money                1,208      1,193      1,208      1,193
                             ---------  ---------  ---------  ---------
                                10,907     11,806     10,907     11,806
                             ---------  ---------  ---------  ---------
 Net Interest Income             9,605     10,451      9,605     10,451
   Provision for Loan Losses     1,071        914      1,071        914
                             ---------  ---------  ---------  ---------
 Net Interest Income After
  Provision for Loan Losses      8,534      9,537      8,534      9,537
                             ---------  ---------  ---------  ---------

 Noninterest Income
   Service Charges on Deposits   1,165      1,118      1,165      1,118
   Other Service Charges,
    Commissions and Fees           254        246        254        246
   Mortgage Fee Income             169        252        169        252
   Securities Gains                570        184        570        184
   Other                           213        310        213        310
                             ---------  ---------  ---------  ---------
                                 2,371      2,110      2,371      2,110
                             ---------  ---------  ---------  ---------
 Noninterest Expense
   Salaries and Employee
    Benefits                     4,403      4,542      4,403      4,542
   Occupancy and Equipment       1,007      1,001      1,007      1,001
   Other                         2,347      2,366      2,347      2,366
                             ---------  ---------  ---------  ---------
                                 7,757      7,909      7,757      7,909
                             ---------  ---------  ---------  ---------

 Income Before Income Taxes      3,148      3,738      3,148      3,738
 Income Taxes                      935      1,264        935      1,264
                             ---------  ---------  ---------  ---------
 Net Income                     $2,213     $2,474     $2,213     $2,474
                             =========  =========  =========  =========
 Net Income Per Share of
  Common Stock
   Basic                         $0.31      $0.34      $0.31      $0.34
                             =========  =========  =========  =========
   Diluted                       $0.31      $0.34      $0.31      $0.34
                             =========  =========  =========  =========
 Weighted Average Basic
  Shares Outstanding         7,191,861  7,181,568  7,191,861  7,181,568
                             =========  =========  =========  =========
 Weighted Average Diluted
  Shares Outstanding         7,191,861  7,194,741  7,191,861  7,194,741
                             =========  =========  =========  =========

CONTACT:  Colony Bankcorp, Inc.
          Terry L. Hester, Chief Financial Officer
          (229) 426-6002